SUPPLEMENT DATED FEBRUARY 27, 2004
                                     TO THE
                       PROSPECTUS DATED DECEMBER 24, 2003
                        AS SUPPLEMENTED FEBRUARY 18, 2004
                                       FOR
      PERSPECTIVE INVESTOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     JACKSON NATIONAL(R) SEPARATE ACCOUNT IV


On page 6, question 12 (concerning policy loans under "Description of the Policy and Policy Benefits"), replace the answer paragraph with:

         Yes, you have several options for taking a policy loan. We offer preferred loans and standard loans, depending on how much you want to borrow and when you take a loan. We charge a lower interest rate on preferred loans than on standard loans. Day 1 Loans, in conjunction with 1035 exchanges, may also be available, subject to some limitations. Policy loans may have tax consequences if your policy is deemed to be a "modified endowment contract" for federal income tax purposes. For more information, see "Policy Loans" on page 35, and "Modified Endowment Contracts" on page 19.

On page 35, under "Policy Loans," replace the first paragraph with:

POLICY LOANS. While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations. Loans have priority over the claims of any assignee or any other person. Any outstanding policy loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you. You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Cash Surrender Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary. For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force. The minimum loan amount is $500.00.

Also under "Policy Loans," replace the fifth paragraph (which is on page 36) with:

Preferred loans are loans against Earnings that are available only after the tenth Policy Anniversary. All other loans are treated as standard loans. Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy. After the tenth Policy Year, each loan will be treated as a preferred loan in an amount up to current Earnings, if any, and as a standard loan as to any loan amount in excess of Earnings. The relative amounts of any outstanding policy loans will be reset on each Policy Anniversary based on current Earnings, if any. Preferred and standard loans accrue interest daily at an annual simple interest rate of 3% and 4%, respectively. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.


(To be used with VADV10678 Rev. 03/04.)

                                                                     V5809 02/04